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                            Exhibit 99(c)1
MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.
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UNAUDITED PRO FORMA CONDENSED BALANCE SHEETS                                       DECEMBER 31

                                                                             1998              1997
                                                                       ------------------------------------
                                                                             (Dollars In Thousands)
ASSETS
Cash and due from banks                                                      $ 13,501         $ 14,614
Interest-bearing deposits at other banks                                       15,474            7,593
Federal funds sold                                                             11,587            3,843
                                                                       ------------------------------------
Cash and cash equivalents                                                      40,562           26,050
Securities available-for-sale at fair value:
   Investment securities                                                       22,137           18,305
   Mortgage-related securities                                                 38,656           41,403
Securities held-to-maturity:
   Investment securities                                                        5,794            4,391
   Mortgage-related securities                                                  1,165            2,278
Loans receivable                                                              312,761          281,108
Accrued interest receivable                                                     2,295            2,158
Premises and equipment                                                         11,499           10,264
Other assets                                                                    6,617            5,760
                                                                       ------------------------------------
Total assets                                                                 $441,486         $391,717
                                                                       ====================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
   Deposits                                                                  $372,118         $337,986
   Borrowings                                                                  27,333           14,587
   Accrued interest payable                                                       915              784
   Advance payments by borrowers for taxes and insurance                          213              247
   Other liabilities                                                            1,470            1,341
                                                                       ------------------------------------
Total liabilities                                                             402,049          354,945

Stockholders' equity:
   Common stock $1.00 par value; 3,000,000 shares authorized;
     shares issued: 2,090,403--1998; 2,057,206--1997; shares
     outstanding: 2,073,271--1998; 2,056,777--1997
                                                                                2,090            2,058
   Additional paid-in capital                                                  13,768           13,257
   Net unrealized gain (loss) on securities available-for-sale                    (10)              77
   Retained earnings                                                           24,223           21,389
   Treasury stock, at cost (17,457 shares--1998; 429 shares--1997)               (634)              (9)
                                                                       ------------------------------------
Total stockholders' equity                                                     39,437           36,772
                                                                       ------------------------------------
Total liabilities and stockholders' equity                                   $441,486         $391,717
                                                                       ====================================
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